                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 F O R M  8-K


                                CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report:  May 1, 2000
(Date of earliest event reported)


                           NCT Funding Company, L.L.C.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      000-30501                                            22-3634034
(Commission File Number)                      (IRS Employer Identification No.)


                                  650 CIT Drive
                        Livingston, New Jersey 07039-0491
              (Address of principal executive offices and zip code)
                                 (973) 740-5000
              (Registrants' telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

         Item 7.   Financial Statements and Exhibits.

         (c)  Exhibits.

                  The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

         Exhibit No.         Description
         -----------         -----------

           5.2               Opinion of Schulte Roth & Zabel LLP
                             with respect to legality
           8.2               Opinion of Schulte Roth & Zabel LLP
                             with respect to tax matters


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NCT Funding Company, L.L.C.



                                           By:    /s/ Glenn Votek
                                               --------------------------
                                           Name:  Glenn Votek
                                           Title: Executive Vice President
                                                    & Treasurer



         Dated:    May 1, 2000